EncounterCare and iGambit Inc. sign Letter of Intent

for iGambit Inc. to acquire certain assets of CyberCare

Health Network Inc.

Smithtown, NY. (Marketwired - August 15th, 2016), iGambit Inc.

(OTCQB:IGMB) iGambit Inc. announced it has entered into a

LOI with EncounterCare Solutions Inc. (ECSL).  Under the terms of the

LOI,  iGambit  Inc.  will  buy  certain  assets  of  CyberCare  Health  Network,  Inc.

and  will  assume  certain  specifically  identified  liabilities.     Payment  for  the

acquisition   will   be   made   in   the   form   of   iGambit   common   stock   which

EncounterCare   expects   to   disperse   in   the   form   of   a   dividend   to   existing

EncounterCare stock holders of record at the closing of the transaction.

iGambit  Inc.  and  CyberCare  Health  Network,  Inc.  will  collaborate  in the preparation of a Asset Purchase Agreement.

iGambit  Inc.  estimates  a  closing  within  45-60  days  from  the  signing  of the  Letter  of  Intent  and  the  commencement  of  due  diligence.  iGambit

Inc will use its best efforts to speed the transaction to a closing.

The   LOI   has   certain   binding   and   non-binding   obligations,   and   the

transaction   is   subject   to   various   conditions   to   closing,   including

satisfactory  completion  of  due  diligence,  approval  of  the  Company’s

shareholders,  if  required,  and  definitive  documentation.   A  copy  of  the

Form 8-K report may be accessed at www.sec.gov

John  Salerno,  Chairman  of  iGambit,  stated,  “We  have  looked  hard and  long  for  an  opportunity  like  this.  To  be  part  of  a  $30  billion  industry with  an  FDA approved product, dealing with an experienced and talented team.  Our goal is to get significant market share and be a major player in

the  Wearable  Monitoring  business.   In  addition,  we  plan  to  license  and

exploit our intellectual property and patents.”

Ron  Mills  Sr.,  CEO  of  EncounterCare  stated,  “We  have  been  working  since

January  of  this  year  to  bring  our  new  Wearable  Monitoring  and  Back  Office

System  into  the  marketplace.  We  have  had  the  benefit  of  working  with  health industry  experts  as  well  as  leading  edge  tech  and  design  groups.  CyberCare

Health  Network,  Inc.  is  ready  to  roll  out  its  new  wearable  healthcare  line which  will  focus  initially  on  the  trucking  industry  and  specifically  trucking fleets.  We  expect  to  premier  the  new  system  at  the  Great  American  Trucking

Show  on  August  25,  26,  27,  2016.  We  are  very  excited  to  be  able  to  help  the trucking  industry  meet  the  new  D.O.T.  stringent  record  keeping  parameters  due to take effect in December 2017.

http://www.overdriveonline.com/e-log-mandate-set-to-take-effect-dec-2017-

rule-to-be-published-by-fmcsa-friday/

I feel that iGambit Inc., their staff and network of new contracts focused on wellness and care management will greatly enhance the ability for CyberCare

Health Network, Inc. to fulfill its mission and grow rapidly as the new industry gains momentum. The new CyberCare System, called

“Heartbeats(TM)” is expected to be the first device to reach the marketplace with FDA approval. CyberCare Health Network, Inc. is expected to file a letter with the FDA to include the new watch device as part of the Electronic

House Call System which has FDA approval for both its hardware and software.  The new health wearable industry is expected to top $14 Billion this year and $34 Billion by 2020.”

http://www.forbes.com/sites/paullamkin/2016/02/17/wearable

-tech-market-to-be-worth-34-billion-by-2020/#5dbd2b833fe3

About: CyberCare Health Network, Inc.

The CyberCare™ Solutions FDA approved, secure online web application allows clinicians, other professionals and family members to manage or monitor health and wellness plans.  This easy to use application is an integral part of our telehealth offerings, and is the connection between the clinician, the professional and or family members.

Benefits to trucking fleets worldwide.

    Meets federal guidelines for driver compliance

    Monitor and Detect driver alertness and fatigue

    Promote healthy choices and goals to reduce absenteeism

      Reduce cost of both health insurance and liability insurance.

Clinical Benefits of the Cybercare Health Wearable

    Game changer for clinical management for Cardiac and Pulmonary

      Remotely monitor patients between scheduled visits

      Increase patients’ care plan compliance

      Detect and intervene early to minimize disease exacerbation

      Improve outcomes for patients with chronic illnesses

The CyberCare web application incorporates a long list of features designed to help clinicians manage more patients with less effort while providing the personalized care needed to improve patient outcomes.

Clinicians use the CyberCare services web application to schedule patient monitoring sessions, review patient’s vital signs, and set alerts that notify them when a patient’s vital signs are outside of preset ranges.

Additional features include:

      Extensive library of customizable disease management protocols

      Patient vital statistics and compliance reports

      Risk stratification monitoring and reports

      Educational content programming

The CyberCare Health Network, Inc. web application was created using the latest in secure encryption technology which keeps patient information secure while allowing clinicians to access their patients’ information from anywhere they have internet access.

About: iGambit Inc:

iGambit (OTCQB: IGMB) is a fully reporting publicly-held company. We are  a  diversified  company  pursuing  specific  technology  strategies  and

objectives.   These  objectives  have  included,  among  others,  the  acquisition of  early-stage  technology  companies  with  strong  growth  potential  easily recognized  in  the  public  arena.  We  believe  that  the  background  of  our management and of our  Board  of Directors in the technology markets is a

valuable  resource  that  makes  us  a  desirable  business  partner.   We  expect

to  work  to  assume  an  active  role  in  the  development  and  growth  of  the

new      company,   providing   both   strategic   guidance   and   operational

support.  The  management  of  iGambit  believes  that  it  can  leverage    its

collective  expertise  to  help  position   the  combined    company  to  produce

high-margin,  recurring  and  predictable  earnings  and  generate  long-term

value    for    our    stockholders.    For    more    information,    please    visit

www.igambit.com.  Information  on  our  website  does  not  comprise  a  part of this press release.

Safe Harbor:

Certain statements and information included in this press release constitute

"forward-looking statements" within the meaning of the Federal Private

Securities Litigation Act of 1995. When used in this press release, the words or phrases "will likely result," "expected to," "will continue," "anticipated,"

"estimate," "projected," "intends," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private

Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to,

economic conditions, dependence on management, dilution to shareholders,

lack of capital changes in laws or regulations, the effects of rapid growth upon the Company and the ability of management to effectively respond to the growth, demand for products and services of the Company, newly developing technologies, its ability to compete, conflicts of interest related to party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition, and the ability of the Company to obtain additional financing. Such factors could materially adversely affect the

Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this press release.

Contact:

Bill Robertson

Ph. No. 604 837 3835